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                                                                    EXHIBIT 99.1

[GRAPHIC REMOVED HERE]
Press Release

For further information, please contact:

Melissa Matson                                 Lydia Sanmarti-Vila, Ph.D.,
Manager, Corporate Communications              ext.226 (media)
Paradigm Genetics, Inc.                        Amy Garay, ext.298 (investors)
919-425-3000                                   Noonan/Russo Communications, Inc.
                                               212-696-4455


               PARADIGM GENETICS ANNOUNCES YEAR END 2001 FINANCIAL
                    RESULTS, REVENUE INCREASES 137% OVER 2000

              -- Company discusses its expansion into healthcare --

RESEARCH TRIANGLE PARK, NC, March 4, 2002 -- Paradigm Genetics, Inc. (Nasdaq:
PDGM), a leader in functional genomics, today reported financial results for the fourth quarter and year ended December 31, 2001.

For the three months ended December 31, 2001 total revenues increased 49% to $6.7 million, compared to $4.5 million for the same period in 2000. For the year ended December 31, 2001, total revenues increased 137% to $24.5 million, compared to $10.3 million for the year ended December 31, 2000. Higher throughput from Paradigm's Gene Function Factory(TM), and the delivery of assays to Bayer AG accounted for the increase in revenues.

Total operating expenses for the three months ended December 31, 2001 increased 14% to $10.3 million compared to $9.1 million for the same period in 2000. Total operating expenses for the twelve months ended December 31, 2001 increased 40% to $40.6 million compared to $29.1 million for the same period in 2000. The increase in operating expenses resulted from investments in healthcare technologies related to the development of our metabolomics platform, MetaVantage(TM), as well as costs associated with the higher throughput in the GeneFunction Factory(TM).

The company reported a fourth quarter 2001 net loss attributable to common stockholders of $3.7 million, or $0.12 per common share. This was $0.01 better than the First Call quarterly consensus earnings estimate. This included non-cash compensation charges of $0.2 million. This compares to a net loss attributable to

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common stockholders of $4.2 million, or $0.16 per common share for the same period in 2000. For the twelve months ended December 31, 2001, the company reported a net loss attributable to common stockholders of $16.0 million, or $0.59 per common share. This included non-cash compensation charges of $1.1 million. This compares to a net loss attributable to common stockholders of $29.7 million, or $1.61 per common share for the same period in 2000.

Ian A. W. Howes, the company's chief financial officer, commented, "We are very pleased that, despite the challenge of meeting our revenue projections in a sluggish agricultural climate, we exceeded our consensus fourth quarter earnings expectations as reported by First Call. Our year end cash position is strong, and we are working aggressively to manage our cash going forward in order to continue moving our programs forward."

"Even though we are expanding into healthcare, we are not abandoning our agricultural roots, where the revenues remain strong and will continue to drive the revenues of the company for the near term," said John E. Hamer, Ph.D., Acting CEO and President. "To better capitalize on existing market opportunities, we are optimizing our assets to shift from a platform technology approach to a more fully integrated and flexible research entity focused on delivering products and new revenues in human health and agriculture. In 2001 we made strategic investments to further develop our metabolomics platform, MetaVantage(TM), and to adapt it to drug discovery and development, which has already yielded good results, as evidenced by our recent announcements with Duke University Medical Center and VDDI. By pursuing this strategy we are building greater shareholder value for the long term."

                         Fourth Quarter 2001 Highlights

     o Paradigm closed its direct offering of 5.1 million shares for aggregate gross proceeds of $28.0 million (at a price of $5.50 per share) to selected institutional investors.

     o Paradigm announced important strategic partnerships with Thermo Electron Corporation and with Lion Biosciences to gain early access to state-of-the-art systems to process and analyze critical data for human health programs.

     o Paradigm signed a research collaboration with StemCo BioMedical, Inc. for the biochemical profiling of adult human stem cells.

     o Paradigm acquired Celera's AgGen plant genomics and genotyping business.

     o Paradigm signed a multi-year collaboration with Agilent Technologies Inc. to commercialize the first whole Arabidopsis thaliana genome microarray for use in gene expression studies.

     o Paradigm successfully delivered to Bayer AG a package of assays for use in its high-throughput screening platform for the identification of new and potentially better herbicides.

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     o    Paradigm received United States Patent 6,303,365, titled "Method of determining activity of 1-deoxy-D-xylulose-5-phosphate reductoisomerase and 1-deoxy-D-xylulose-5-phosphate synthase." The issued patent is for a gene that produces a protein that is a potential herbicide target. Paradigm also received United States Patents 6,326,164; and 6,331,663, and filed 120 patent applications.

     o Paradigm appointed Jin Sun Kim, JD, to the newly created position of Vice President, Healthcare and Gary A. Miller, Ph.D., to the newly created position of Vice President, Nutrition.

Other Highlights

     o In 2001, Paradigm named Susan Harlander and Mark Skaletsky to its Board of Directors. Harlander is currently president of BIOrational Consultants, Inc., a consulting firm specializing in food and biotechnology issues facing all aspects of the food supply chain. Skaletsky is chairman and chief executive officer of Waltham, Massachusetts-based Essential Therapeutics, Inc., a drug discovery and development company. Skaletsky was the former Chairman of the Biotechnology Industry Organization (BIO) and is ex-President and Chief Executive Officer of GelTex Pharmaceuticals Inc. as well as ex-President and Chief Operating Officer of Biogen, Inc. In 2002, Leroy E. Hood, M.D., Ph.D., was also appointed to the Board of Directors. Hood is president and director of the Institute for Systems Biology in Seattle Washington, an organization he founded in 1999 to pioneer systems approaches to biology and medicine.

Outlook

The following statements are based on current expectations. These statements are forward-looking, and actual results may differ materially. These statements do not include the potential impact of any mergers, acquisitions or other business combinations that may be closed or entered into after December 31, 2001. Paradigm anticipates that revenues for the year ending December 31, 2002 will be between $22 Million and $24 Million, and that it has sufficient cash and investments to continue operations for at least the next two years.

Paradigm's 2002 strategy will focus on the following:

Agriculture

     o    Continue to deliver on existing commercial partnerships.
     o Pursue new partnerships in fields such as crop biotechnology as well as fungicides, fine chemicals production and nutrition.
     o Discover gene functions and develop associated intellectual property on genes of commercial interest.
     o Capitalize on the customer base resulting from the acquisition of ParaGen, and expand it.

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Healthcare

     o Expand the MetaVantage(TM) metabolomics platform and continue to build in-house expertise in drug discovery.
     o Leverage the MetaVantage(TM) metabolomics platform to generate revenue-producing commercial partnerships.
     o Pursue key strategic alliances with pharmaceutical and biotechnology companies to augment our move into healthcare.

About Paradigm Genetics, Inc.

Paradigm Genetics, Inc. (Nasdaq: PDGM), headquartered in Research Triangle Park, NC, is an integrated life sciences company developing novel technologies to speed the discovery of products for the advancement of agriculture and human health. In agriculture, Paradigm has unlocked the potential of functional genomics through its industrialized technology platform, GeneFunction Factory(TM), which links gene expression profiling, biochemical profiling, and phenotypic profiling to create industry-leading genomic knowledge and intellectual property advantages. ParaGen, a division of Paradigm Genetics, Inc., offers gene sequencing, genotyping, and other genomic technology services to plant- and microbial-based product development customers. In human health, Paradigm seeks to use its proprietary metabolomics technology platform, MetaVantageTM, to transform drug discovery and development by significantly enhancing the study of drug targets, lead compounds, and predictive medicine. MetaVantageTM elucidates the metabolic profile of a human cell, tissue, or fluid, and integrates this information with data from other genomics analyses using its proprietary comprehensive informatics system. By globally interrogating biochemistry, MetaVantage TM extends traditional genomic technologies to reveal the next level of cellular information. For more information, visit www.paradigmgenetics.com.

Note: Paradigm will host a conference call at 9:00 AM EST on Monday, March 4, 2002 to review financial results for the three months ended December 31, 2001. This call will be broadcast simultaneously via the Internet at www.paradigmgenetics.com and will be accessible through the investor relations section and homepage of Paradigm's web site through March 18. Contact Investor Relations at (919) 425-3725 for information on accessing a taped replay via telephone.

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                             Financial Charts Follow

--------------------------------------------------------------------------------
                             PARADIGM GENETICS, INC.
                       CONDENSED STATEMENTS OF OPERATIONS

--------------------------------------------------------------------------------

                                                                   Three Months Ended                Year Ended

---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
                                                                      December 31,                  December 31,
                                                                      (unaudited)                     (audited)
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
                                                                    2001           2000           2001            2000
---------------------------------------------------------------------------------------------------------------------------
Revenues:
---------------------------------------------------------------------------------------------------------------------------
Collaborative research agreements                                $6,707,588     $4,387,105     $24,337,383      $9,837,018
---------------------------------------------------------------------------------------------------------------------------
Grant revenues                                                           --        125,001         129,729         500,004
---------------------------------------------------------------------------------------------------------------------------
Total revenues                                                    6,707,588      4,512,106      24,467,112      10,337,022
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
Operating expenses:
---------------------------------------------------------------------------------------------------------------------------
Research and development (includes
$100,188 and $115,493 of stock based
compensation expense for the three months
ended December 31, 2001 and December
31, 2000, respectively, and includes                              7,468,819      5,768,539      28,182,533      18,944,698
$561,433 and $449,411 of stock based
compensation expense for the year ended
December 31, 2001 and December 31, 2000,
respectively)
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
Selling, general and administrative (includes
$117,898 and $310,139 of stock based
compensation expense for the three months
ended December 31, 2001 and December
31, 2000, respectively, and includes                              2,830,837      3,299,562      12,397,593      10,131,608
$510,227 and $959,322 of stock based
compensation expense for the year ended December 31,
2001 and December 31, 2000, respectively)
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
Total operating expenses                                         10,299,656      9,068,101      40,580,126      29,076,306
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
Loss from operations                                             (3,592,068)    (4,555,995)    (16,113,014)    (18,739,284)
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
Other income (expense):
---------------------------------------------------------------------------------------------------------------------------
Interest income                                                     422,690        876,918       1,866,949       2,808,802
---------------------------------------------------------------------------------------------------------------------------
Interest expense                                                   (491,272)      (503,008)     (1,905,760)     (1,552,290)
---------------------------------------------------------------------------------------------------------------------------

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
---------------------------------------------------------------------------------------------------------------------------
(Loss) gain on disposal of assets                                   (22,420)            --         104,251       (241,148)
---------------------------------------------------------------------------------------------------------------------------
     Other income (expense), net                                    (91,002)       373,910          65,440       1,015,364
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
Net loss                                                         (3,683,070)    (4,182,085)    (16,047,574)    (17,723,920)
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
Beneficial conversion feature of Series C                                --             --              --     (12,000,000)
Preferred Stock
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
Net loss attributable to common stockholders                    $(3,683,070)   $(4,182,085)   $(16,047,574)   $(29,723,920)
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
Net loss per common share - basic and diluted                        $(0.12)        $(0.16)         $(0.59)         $(1.61)
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
Weighted average common shares outstanding - basic and
diluted                                                          30,260,109     25,769,714      27,264,022      18,434,804
---------------------------------------------------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
                             Paradigm Genetics, Inc.
                              2001 Year End Results
                          Condensed Balance Sheet Data

--------------------------------------------------------------------------------

                                                                         December 31,                December 31,
                                                                             2001                        2000
-----------------------------------------------------------------------------------------------------------------
Assets:
-----------------------------------------------------------------------------------------------------------------
Cash, cash equivalents, short-term                                        $10,735,521                $35,999,676
investments
-----------------------------------------------------------------------------------------------------------------
Other current assets                                                       10,036,597                  5,101,648
-----------------------------------------------------------------------------------------------------------------
            Total Current Assets                                           20,772,118                 41,101,324
-----------------------------------------------------------------------------------------------------------------
Property plant & equipment net                                             27,854,068                 23,763,502
-----------------------------------------------------------------------------------------------------------------
Other noncurrent assets                                                    36,460,823                 10,599,920
-----------------------------------------------------------------------------------------------------------------
Total Assets                                                              $85,087,009                $75,464,746
-----------------------------------------------------------------------------------------------------------------
Liabilities and Stockholders' Equity
(Deficit):
-----------------------------------------------------------------------------------------------------------------
Current liabilities                                                        24,164,651                 25,097,865
-----------------------------------------------------------------------------------------------------------------
Long-term obligations                                                       7,678,395                 10,753,355
-----------------------------------------------------------------------------------------------------------------
Stockholders' equity                                                       53,243,963                 39,613,526
-----------------------------------------------------------------------------------------------------------------
Total Liabilities and Stockholders' Equity                                $85,087,009                $75,464,746
(Deficit)
-----------------------------------------------------------------------------------------------------------------


This press release contains forward-looking statements, including statements regarding Paradigm's ability to successfully develop its technologies and build shareholder value; Paradigm's anticipated revenue ranges for 2002; Paradigm's strategy and outlook; Paradigm's focus on delivering new products and new revenues in agriculture and human health; Paradigm's intention to address unmet needs in the pharmaceutical industry; Paradigm's intention to transform drug discovery and development by significantly enhancing the study of drug targets, lead compounds and predictive medicine; Paradigm's intention to expand its MetaVantage(TM) platform and enter into healthcare collaborations; Paradigm's intention to continue delivering under existing partnerships, enter into new partnerships and strategic alliances, discover intellectual property in and expand upon the ParaGen customer base in the agriculture sector; Paradigm's belief that Ag revenues will remain strong and continue to drive the revenues of the company in the near term; Paradigm's cash management efforts; and Paradigm's ability to speed discovery of products for the advancement of human health and agriculture. Such statements are based on management's current expectations and are subject to a number of risks, factors and uncertainties that may cause actual results, events and performance to differ materially from those referred to in the forward-looking statements. These risks include, but are not limited to, Paradigm's early stage of development, history of net losses, technological and product development uncertainties, reliance on research collaborations, uncertainty of additional funding and ability to protect its patents and proprietary rights. These and other risks are identified in Paradigm's most recent registration statement on Form S-3 and its report on Form 10-Q for the quarter ended September 30, 2001, each filed with the Securities and Exchange Commission.

     GeneFunction Factory(TM)and MetaVantage(TM)are U.S. trademarks of Paradigm Genetics, Inc.

                                       ###